SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 14, 2004

ROTONICS MANUFACTURING INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-9429	36-2467474
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17022 S. Figueroa Street, Gardena, California		90248
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (310) 538-4932

N/A

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.             Results of Operations and Financial Condition.

The following information is disclosed pursuant to Item 2.02 of Form 8-K:

On July 14, 2004, the Registrant issued a press release announcing its unaudited financial results for the fiscal year ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.             Financial Statements, Pro Forma Financial Information and Exhibits.

                (c)           Exhibits

99.1                                                                           Press release dated July 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rotonics Manufacturing Inc.
Date: August 27, 2004	By:	/s/ Sherman McKinniss
Sherman McKinniss, President

EXHIBIT INDEX

99.1         Press release dated July 14, 2004.